SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12

TD WATERHOUSE TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule, or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Explanatory Note: This filing is being made in connection with the Combined Proxy Statement and Prospectus filed on Form N-14 on April 5, 2005 on behalf of T. Rowe Price Index Trust Inc., T. Rowe Price International Index Fund, Inc. and T. Rowe Price U.S. Bond Index Fund, Inc. under accession # 0001089355-05-000061.

TD WATERHOUSE TRUST

BOND INDEX FUND
DOW 30 FUND
500 INDEX FUND
EXTENDED MARKET INDEX FUND
ASIAN PACIFIC INDEX FUND
EUROPEAN INDEX FUND

Important Proxy News	For your convenience, please utilize one of the easy methods below to register your vote:

SPECIAL MEETING OF SHAREHOLDERS	1.	By Phone.
ADJOURNED TO JUNE 28, 2005

Please call toll-free at 1.888.999.6134. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders of the above-mentioned funds, which was originally scheduled for June 7, 2005, has been adjourned due to a lack of investor response. This meeting is now scheduled for June 28, 2005 at 8:30 a.m. Eastern Time at the offices of TD Waterhouse Trust, 100 Wall Street, 25th Floor, New York, NY 10005. Our records indicate that we have not yet received your voting instructions.

YOUR VOTE IS NEEDED IMMEDIATELY!

You are being asked to approve an Agreement and Plan of Reorganization that would reorganize your Fund with a mutual fund advised by T. Rowe Price Associates, Inc. or T. Rowe Price International, Inc. After careful review, your Fund’s Board of Trustees has approved the proposal as detailed in the combined Proxy Statement and Prospectus and recommends that you vote “FOR” the proposal. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoiding the cost of additional solicitation and the possibility of an additional meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions on or before Tuesday, June 28, 2005.

	2.	By Internet.
Visit www.Proxyvote.com and enter the 12-digit control number located on your proxy card.

	3.	By Touch-tone Phone.
Call the toll-free number found on your proxy card and follow the simple instructions.

While you may return your executed proxy in the enclosed postage-paid envelope, please try to utilize one of the options above to ensure that your vote is received in time for the meeting.

WE NEED YOUR HELP! PLEASE VOTE TODAY!

TD WATERHOUSE TRUST
BOND INDEX FUND DOW 30 FUND 500 INDEX FUND EXTENDED MARKET INDEX FUND ASIAN PACIFIC INDEX FUND EUROPEAN INDEX FUND

Important Proxy News	For your convenience, please utilize one of the easy methods below to register your vote:

SPECIAL MEETING OF SHAREHOLDERS ADJOURNED TO JUNE 28, 2005	1.	By Internet.
		Visit www.Proxyvote.com and enter the 12-digit control number located on your proxy card.

Dear Shareholder:	2.

  By Touch-tone Phone.
Call the toll-free number found on your proxy card and follow the simple instruc-tions.

  For Assistance
Please call toll-free at 1.888.999.6134. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy card and control number available.

While you may return your executed proxy in the enclosed postage-paid envelope, please try to utilize one of the options above to ensure that your vote is received in time for the meeting.

We are writing to inform you that the Special Meeting of Shareholders of the above-mentioned funds, which was originally scheduled for June 7, 2005, has been adjourned due to a lack of investor response. This meeting is now scheduled for June 28, 2005 at 8:30 a.m. Eastern Time at the offices of TD Waterhouse Trust, 100 Wall Street, 25th Floor, New York, NY 10005. Our records indicate that we have not yet received your voting instructions.

YOUR VOTE IS NEEDED IMMEDIATELY!

You are being asked to approve an Agreement and Plan of Reorganization that would reorganize your Fund with a mutual fund advised by T. Rowe Price Associates, Inc. or T. Rowe Price International, Inc. After careful review, your Fund’s Board of Trustees has approved the proposal as detailed in the combined Proxy Statement and Prospectus and recommends that you vote “FOR” the proposal. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoiding the cost of additional solicitation and the possibility of an additional meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions on or before Tuesday, June 28, 2005.

WE NEED YOUR HELP! PLEASE VOTE TODAY!

TD WATERHOUSE TRUST

BOND INDEX FUND
DOW 30 FUND
500 INDEX FUND
EXTENDED MARKET INDEX FUND
ASIAN PACIFIC INDEX FUND
EUROPEAN INDEX FUND

Important Proxy News

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders of the  TD Waterhouse Trust Funds, which was originally scheduled for June 7, 2005, has been adjourned due to a lack of investor response. The meeting has been rescheduled to June 28, 2005 at 8:30 a.m. Eastern Time at the offices of TD Waterhouse Trust, 100 Wall Street, 25th Floor, New York, NY 10005.

Our records indicate that we have not yet received your voting instructions.

You are being asked to approve an Agreement and Plan of Reorganization that would reorganize your fund with a mutual fund advised by T. Rowe Price Associates, Inc., or T. Rowe Price International, Inc. After careful review, your Fund’s Board of Trustees has approved the proposal as detailed in the proxy statement and recommends that you vote “FOR” the proposal. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions on or before Tuesday, June 28, 2005.

To register your vote, please call toll-free at 1.888.999.6134. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy card and control number available. If you do not have your proxy card, you can register your vote by providing your Name, Address, and Phone Number.